EXHIBIT 10.2

TENTH LOAN DOCUMENTS MODIFICATION AGREEMENT
THIS TENTH LOAN DOCUMENTS MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of the 4th day of May, 2017, by and among PRGX GLOBAL, INC., a Georgia corporation (“PRGX”), PRGX USA, INC., a Georgia corporation (“PRG-USA”) (PRGX and PRG-USA are each individually, a “Borrower”, and collectively, the “Borrowers”), each of the Subsidiaries of PRGX listed as a “Guarantor” on the signature pages hereto (each such Subsidiary individually, a “Guarantor”, and collectively, the “Guarantors”), and SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank.
BACKGROUND STATEMENT
WHEREAS, Borrowers have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of December 23, 2014 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the issuing bank thereunder and the lenders from time to time party thereto (the “Lenders”); and
WHEREAS, Borrowers and Guarantors have entered into that certain Security Agreement in favor of Administrative Agent, dated as of January 19, 2010 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Security Agreement”); and
WHEREAS, Borrowers and Guarantors have entered into various other instruments, agreements, documents and writings in connection with the Credit Agreement and the Security Agreement (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, collectively, the “Loan Documents”); and
WHEREAS, Borrowers have requested that the Credit Agreement be amended in certain respects as herein provided in order to clarify or modify certain existing provisions contained therein, and in connection therewith, Administrative Agent, the Issuing Bank and the Lenders have requested that the Credit Agreement also be amended in certain further respects as herein provided, and that the Security Agreement be amended in the manner herein provided, in order to clarify or modify certain other existing provisions contained therein, all as more specifically set forth herein; and
WHEREAS, the parties hereto are willing to amend the Credit Agreement and the Security Agreement as aforesaid, provided, however, that Borrowers and Guarantors fully comply with the provisions of this Amendment; and
WHEREAS, Guarantors are willing to reaffirm the covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank agree as follows:
1.    Conditions Precedent. Notwithstanding any other provision of this Amendment, and without affecting in any manner the rights of Administrative Agent, the sole Lender or the Issuing Bank hereunder, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until Administrative Agent shall have received:
(i)    fully executed counterparts to this Amendment from the Loan Parties;
(ii)    fully executed counterparts to that certain Fourth Amended and Restated Revolving Credit Note in the original principal amount of up to $35,000,000 from Borrowers;
(iii)    fully executed Compliance Certificate in a form satisfactory to Administrative Agent evidencing compliance with the financial covenants set forth in the Credit Agreement (as amended hereby) after giving effect to the transactions contemplated in this Amendment;
(iv)    a certificate of the Secretary or Assistant Secretary of each Borrower dated as of the date hereof and in the form of Exhibit 3.1(b)(v) to the Credit Agreement, with all required signatures and attachments;
(v)    unless heretofore furnished, certified copies of any amendments to the articles or certificate of incorporation or other registered organizational documents of each Borrower since January 19, 2010;
(vi)    certificates dated as of the date hereof and in the form of Exhibit 3.1(b)(vii) to the Credit Agreement, signed by a Responsible Officer of each Borrower, certifying that (x) no Default or Event of Default exists, (y) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct and (z) since the date of the most recently delivered financial statements of the Borrowers described in Section 5.1(a), there shall have been no change which has had or would reasonably be expected to have a Material Adverse Effect;
(vii)    a duly executed funds flow for the closing costs being paid by Borrowers on the date hereof (the “Disbursement Statement”);
(viii)    certified copies of all material consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired, and no investigation or inquiry by any governmental authority regarding the Commitments or any transaction being financed with the proceeds thereof shall be ongoing;

(ix)    certificates, dated as of the date hereof signed by a Responsible Officer of each Borrower, confirming that (x) each Borrower and (y) the Loan Parties on a consolidated basis, are, in each case, Solvent before and after giving effect to the consummation of the transactions contemplated to occur on the date hereof;
(x)    searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office and State of organization of each Borrower and each Guarantor and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral for the benefit of the Credit Providers, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Encumbrances;
(xi)    payment of an up-front fee in the amount of $125,000;
(xii)    reimbursement or payment of all its reasonable out-of-pocket expenses incurred in connection with this Amendment (including, without limitation, reasonable fees, charges and disbursements of counsel to Administrative Agent as set forth on the Disbursement Statement);
(xiii)    a favorable written opinion of Troutman Sanders LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties and the transactions contemplated herein as the Administrative Agent shall reasonably request; and
(xiv)    certificates of insurance, in form and detail acceptable to the Administrative Agent, describing the types and amounts of insurance (property and liability) maintained by any of the Loan Parties, in each case naming the Administrative Agent as lender loss payee, mortgagee or additional insured, as the case may be.
2.    Modification of Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:
(i)    By amending and restating the first paragraph of the recitals as follows:
WHEREAS, as of the Tenth Amendment Date, subject to the terms and conditions of this Agreement, the Lenders and the Issuing Bank, to the extent of their respective Commitments (as defined herein, and as may be reduced in accordance with the terms hereof) and undertakings hereunder, severally established a $35,000,000 revolving credit facility (with a letter of credit sub-facility) in favor of the Borrowers;
(ii)    By adding the following new defined terms to Section 1.1, to be inserted into proper alphabetical order:
“Applicable Percentage” shall mean: (a) with respect to the commitment fee as of any date prior to the Tenth Amendment Date, 0.25% per annum; and (b) with respect to the commitment fee as of the Tenth Amendment Date or any date thereafter, a percentage per annum determined by reference to the applicable Leverage Ratio as set forth on Schedule III in effect on such date. For the purposes of clause (b) of the preceding sentence: (i) the Applicable Percentage shall be redetermined on a quarterly basis (as of each Fiscal Quarter end, based on the Leverage Ratio as tested at that quarter end), with any change in the Applicable Percentage resulting from a change in the Leverage Ratio as so tested to be effective, prospectively, commencing on the second Business Day after which Borrowers’ Agent delivers the respective financial statements required by Section 5.1(a) and (b) and the Compliance Certificate required by Section 5.1(c); and (ii) if at any time Borrowers’ Agent shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Percentage shall be at Level III as set forth on Schedule III until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Percentage shall be determined as provided above. For the avoidance of doubt, the Applicable Percentage for the commitment fee from the Tenth Amendment Date until the financial statements and Compliance Certificate for the Fiscal Quarter ending June 30, 2017 are required to be delivered shall be at Level I as set forth on Schedule III. In the event that any financial statement or Compliance Certificate delivered hereunder is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered, but no later than one year after payment in full in cash of the Obligations and termination of the Commitments), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage based upon the pricing grid set forth on Schedule III (the “Accurate Applicable Percentage”) for any period that such financial statement or Compliance Certificate covered, then (i) Borrowers’ Agent shall immediately deliver to Administrative Agent a correct financial statement or Compliance Certificate, as the case may be, for such period, (ii) the Applicable Percentage shall be adjusted such that after giving effect to the corrected financial statements or Compliance Certificate, as the case may be, the Applicable Percentage shall be reset to the Accurate Applicable Percentage based upon the pricing grid set forth on Schedule III for such period and (iii) Borrowers shall immediately pay to Administrative Agent, for the account of the Lenders, the accrued additional commitment fee owing as a result of such Accurate Applicable Percentage for such period. The provisions of this definition shall not limit the rights of Administrative Agent and the Lenders with respect to Section 2.13(c) or Article VIII.
“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Revolving Commitment Reduction Date” shall mean January 1, 2019.
“Tenth Amendment Date” shall mean May 4, 2017.
“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(iii)    By amending and restating the following defined terms set forth in Section 1.1, as follows:
“Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. As of the Tenth Amendment Date, the Aggregate Revolving Commitment Amount is $35,000,000; provided that, as of the Revolving Commitment Reduction Date, the Aggregate Revolving Commitment Amount shall be reduced to $30,000,000.
“Applicable Margin” shall mean: (a) with respect to interest on all Revolving Loans outstanding on any date prior to the Tenth Amendment Date, one and three-fourths percent (1.75%) per annum; and (b) with respect to interest on all Revolving Loans outstanding on the Tenth Amendment Date or any date thereafter, a percentage per annum determined by reference to the applicable Leverage Ratio as set forth on Schedule III in effect on such date. For the purposes of clause (b) of the preceding sentence, (i) the Applicable Margin shall be redetermined on a quarterly basis (as of each Fiscal Quarter end, based on the Leverage Ratio as tested at that quarter end), with any change in the Applicable Margin resulting from a change in the Leverage Ratio as so tested to be effective, prospectively, commencing on the second Business Day after which Borrowers’ Agent delivers the respective financial statements required by Section 5.1(a) and (b), and the Compliance Certificate required by Section 5.1(c); and (ii) if at any time Borrowers’ Agent shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Margin shall be at Level III as set forth on Schedule III until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above. For the avoidance of doubt, the Applicable Margin from the Tenth Amendment Date until the financial statements and Compliance Certificate for the Fiscal Quarter ending June 30, 2017 are required to be delivered shall be at Level I as set forth on Schedule III. In the event that any financial statement or Compliance Certificate delivered hereunder is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered, but no later than one year after payment in full in cash of the Obligations and termination of the Commitments), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin based upon the pricing grid set forth on Schedule III (the “Accurate Applicable Margin”) for any period that such financial statement or Compliance Certificate covered, then (i) Borrowers’ Agent shall immediately deliver to Administrative Agent a correct financial statement or Compliance Certificate, as the case may be, for such period, (ii) the Applicable Margin shall be adjusted such that after giving effect to the corrected financial statements or Compliance Certificate, as the case may be, the Applicable Margin shall be reset to the Accurate Applicable Margin based upon the pricing grid set forth on Schedule III for such period and (iii) Borrowers shall immediately pay to Administrative Agent, for the account of the Lenders, the accrued additional interest owing as a result of such Accurate Applicable Margin for such period.  The provisions of this definition shall not limit the rights of Administrative Agent and the Lenders with respect to Section 2.13(c) or Article VIII.
“LIBOR” shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for Dollar deposits at approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided that if such rate is less than zero, such rate shall be deemed to be zero). If for any reason such rate is not available, LIBOR for such Interest Period shall be the rate per annum reasonably determined by the Administrative Agent as the rate of interest at which Dollar deposits in the approximate amount of the Eurodollar Loans comprising part of such Borrowing would be offered by the Administrative Agent to major banks in the London interbank Eurodollar market at their request at or about 11:00 a.m. (London, England time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided that if such rate is less than zero, such rate shall be deemed to be zero).
“LIBOR Index Rate” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the LIBOR Index Rate, which shall be that rate per annum effective on any LIBOR Index Rate Determination Date which is equal to the quotient of:
(i)    the rate per annum equal to the offered rate for deposits in U.S. dollars for a one (1) month period, which rate appears on that page of Reuters reporting service, or such similar service as determined by the Administrative Agent, that displays ICE Benchmark Administration (“ICE”) (or any successor thereto if ICE is no longer making a London Interbank Offered Rate available) interest settlement rates for deposits in U.S. Dollars, as of 11:00 A.M. (London, England time) two (2) Business Days prior to the Interest Rate Determination Date (provided that if such rate is less than zero, such rate shall be deemed to be zero); provided, that if no such offered rate appears on such page, the rate used for such Interest Period will be the per annum rate of interest determined by the Administrative Agent to be the rate at which U.S. dollar deposits for the Interest Period, are offered to the Administrative Agent in the London Inter-Bank Market as of 11:00 A.M. (London, England time), on the day which is two (2) Business Days prior to the Interest Rate Determination Date (provided that if such rate is less than zero, such rate shall be deemed to be zero); divided by
(ii)    a percentage equal to 1.00 minus the maximum reserve percentages (including any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upward to the next 1/100th of 1%) in effect on any day to which the Administrative Agent is subject with respect to any LIBOR loan pursuant to regulations issued by the Board of Governors of the Federal Reserve System with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities” under Regulation D). This percentage will be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Revolving Commitment Termination Date” shall mean the earliest of (i) December 31, 2019, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise) in accordance with this Agreement.
(iv)    By deleting the defined term “Financial Covenant Compliance Trigger” from Section 1.1.
(v)    By deleting the word “and” at the end of clause (vi), inserting the word “and” at the end of clause (vii), and adding the following as a new clause (viii), all within the definition of “Permitted Encumbrances” set forth in Section 1.1:

(viii)    a Lien securing the obligations of a Borrower or Subsidiary of a Borrower arising under any merchant services arrangement permitted by the Loan Documents, to the extent such Lien encumbers only “Excluded Assets”, as such term is defined in the Security Agreement;
(vi)    By amending and restating the first sentence of Section 2.12, as follows:
If at any time the Revolving Credit Exposure of all Lenders exceeds the Aggregate Revolving Commitment Amount, as automatically reduced on the Revolving Commitment Reduction Date or as may be reduced pursuant to Section 2.8 or otherwise, the Borrowers shall immediately repay Revolving Loans in an amount equal to such excess, together with all accrued and unpaid interest on such excess amount and any amounts due under Section 2.19.
(vii)    By deleting the words “or the Maturity Date, as the case may be” in Section 2.13.
(viii)    By amending and restating Section 2.14(b), as follows:
(b)    The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which fee shall accrue at the Applicable Percentage per annum (determined daily) on the daily amount of the unused Revolving Commitment of such Lender during the Availability Period. For purposes of computing commitment fees with respect to the Revolving Commitments, the Revolving Commitment of each Lender shall be deemed used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.
(ix)    By adding a new Section 5.14 as follows:
Section 5.14    Merchant Services Settlement Account Standing Transfer Order. Borrowers shall, and shall cause each of the other Loan Parties to, to establish as promptly as possible and maintain thereafter a standing transfer order for each deposit account of such Borrower or Loan Party used as a settlement account in connection with a Permitted Merchant Services Arrangement (as such term is defined in the Security Agreement) and constituting an Excluded Merchant Services Asset (as such term is defined in the Security Agreement), whereby the available balance of such accounts in excess of $100,000 in the aggregate is transferred each Business Day into one or more accounts of the Loan Parties constituting Collateral.
(x)    By amending and restating Section 6.1, as follows:
Section 6.1    Leverage Ratio. The Borrowers will maintain, as of the last day of each Fiscal Quarter (commencing with the Fiscal Quarter ending March 31, 2017, a Leverage Ratio of not greater than the below ratios for the corresponding Fiscal Quarters:
Fiscal Quarter End                    Leverage Ratio

12/31/16 and each Fiscal Quarter
thereafter through and including the
Fiscal Quarter ending 12/31/18             2.00 : 1.00

3/31/19 and each Fiscal Quarter thereafter         1.50 : 1.00
(xi)    By amending and restating Section 6.2, as follows:
Section 6.2    Fixed Charge Coverage Ratio. The Borrowers will maintain, as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending March 31, 2017), a Fixed Charge Coverage Ratio of not less than the below ratios for the corresponding Fiscal Quarters:
Fiscal Quarter End                    Fixed Charge
Coverage Ratio

12/31/16 and each Fiscal Quarter
thereafter through and including the
Fiscal Quarter ending 12/31/17             1.10 : 1.00

3/31/18 and each Fiscal Quarter thereafter         1.25 : 1.00
(xii)    By adding a new Section 6.3, as follows:
Section 6.3    Minimum Consolidated Adjusted EBITDA. The Borrowers will maintain, as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending March 31, 2017), Consolidated Adjusted EBITDA for the four Fiscal Quarters then ended of not less than the below amounts for the corresponding Fiscal Quarters:

Fiscal Quarter End	Minimum Consolidated Adjusted
EBITDA

12/31/16 and each Fiscal Quarter
thereafter through and including the
Fiscal Quarter ending 12/31/17            $10,000,000

3/31/18 and 6/30/18                    $11,000,000

9/30/18 and each Fiscal Quarter thereafter        $12,000,000
(xiii)    By amending and restating Section 7.1(h) as follows:

(h)    Bank Product Obligations and other obligations of a Borrower or Subsidiary of a Borrower incurred in connection with a merchant services arrangement permitted by the Loan Documents;
(xiv)    By amending and restating proviso (i) of Section 7.8(i) as follows:
(i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Loan Document or the terms and conditions of any merchant services arrangement entered into by a Borrower or a Subsidiary of a Borrower permitted by the Loan Documents.
(xv)    By adding a new Section 10.18, as follows:
Section 10.18    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(xvi)    By amending and restating Schedule I in the form attached hereto as Schedule I.
(xvii)    By inserting a new Schedule III after Schedule II in the form attached hereto as Schedule III.

3.    Modification of Security Agreement. The Security Agreement is hereby amended, effective as of the date hereof, as follows:
(i)    By deleting the defined term “Borrowing Base Accounts” set forth in Section 1.
(ii)    By deleting the word “or” at the end of clause (iv), inserting the word “or” at the end of clause (v), and adding the following as a new clause (vi), all within the definition of “Excluded Assets” set forth in Section 1:
(vi)    any Merchant Services Excluded Assets, the encumbrance of which by the Loan Documents is prohibited pursuant to a Permitted Merchant Services Arrangement;
(iii)    By amending and restating the proviso at the end of the definition of “Excluded Assets” set forth in Section 1 as follows:
Provided, that, in the case of clauses (i) through (vi) immediately preceding, all Proceeds of such assets and properties shall always be included in the Collateral and Administrative Agent’s security interest granted by the Grantors hereunder shall attach at all times to such Proceeds, unless such Proceeds themselves are Excluded Assets pursuant to the foregoing clauses (i) through (vi).
(iv)    By adding the following defined terms in their proper alphabetical position in Section 1:
“Merchant Services Excluded Assets” shall have the meaning set forth in the definition of Permitted Merchant Services Arrangement.
“Permitted Merchant Services Arrangement” shall mean an arrangement under which, with the prior written consent of the Administrative Agent (which consent is waived where the provider is SunTrust Bank or any of its Affiliates), any Lender (or any Affiliate of any Lender), whether or not a Specified Bank Product Provider, provides merchant services processing to any Grantor, which arrangement may provide for, among other things: (a) Liens in favor of such processor in one or more reserve accounts or reserves, whether constituting Deposit Accounts or otherwise, in each case established and maintained solely in connection with such arrangement; and (b) rights of setoff and withholding in favor of such processor in respect of amounts otherwise owed or payable to such Grantor. Such arrangement also may include prohibitions on encumbrances on (i) the reserve accounts and reserves described in clause (a) of this definition established and maintained solely in connection with such arrangement, (ii) one or more settlement accounts, whether constituting Deposit Accounts or otherwise, established and maintained solely in connection with such arrangement, (iii) certain Accounts processed by such processor in connection with such arrangement, (iv) Proceeds of the foregoing and (v) books and records relating to the foregoing (collectively, the “Merchant Services Excluded Assets”). The establishment and maintenance of any such Permitted Merchant Services Arrangement shall be subject to the terms and conditions set forth in Section 4(g).

(v)    By amending and restating Section 2(h), as follows:
(h)    [Intentionally Deleted].
(vi)    By amending Section 4(e)(i) by inserting the phrase “and included as Collateral” immediately after the phrase “by each Grantor”.
(vii)    By amending Section 4(e)(ii) by inserting the phrase “except insofar as pertaining to any Excluded Asset” immediately after the phrase “any Letters of Credit”.
(viii)    By adding the following new subsection (g) in Section 4:
(g)    Permitted Merchant Services Arrangement. A Grantor may establish or utilize one or more settlement accounts (whether constituting a Deposit Account or otherwise) in connection with a Permitted Merchant Services Arrangement provided that such settlement accounts are used exclusively for that purpose. Such settlement accounts shall be subject to a standing transfer order into one or more Deposit Accounts included as Collateral in accordance with the terms of Section 5.14 of the Credit Agreement.
(ix)    By amending and restating Section 5(b)(iv)(B), as follows:
(B)    [Intentionally Deleted].
(x)    By amending and restating Section 5(b)(vi), as follows:
(vi)    [Intentionally Deleted].
(xi)    By amending Section 10 by replacing the phrase “Section 2.12(d)” with the phrase “Section 2.21”.
(xii)    By amending Section 22 by inserting the phase “substantially” immediately before the phrase “in the form of Exhibit A”.
(xiii)    By amending and restating Section 4 of Exhibit A as follows:
SECTION 4.  Representations and Warranties.  The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that the execution, delivery and performance by New Grantor are within New Grantor’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action; that this Supplement has been duly executed and delivered by the New Grantor, and that each of this Supplement and the Security Agreement constitutes valid and binding obligations of New Grantor, enforceable against it in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.    Modification of Other Loan Documents
(i)    Section 6.2 of the Equity Pledge Agreement is hereby amended and restated as follows:
SECTION 6.2.    Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departures by the Pledgors or by the Administrative Agent herefrom shall in any event be effective unless the same shall be in writing, signed by the Administrative Agent (with the consent of the Required Lenders), and by the Pledgors (except as provided in the next sentence), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. Notwithstanding the foregoing, this Agreement may be amended, without the consent of any other Pledgor, as follows: (x) for any of the purposes contemplated by the first sentence of the second paragraph of Section 3.1(e) of this Agreement, if signed by each applicable Pledgor making a respective additional pledge or providing updated information to any pledge theretofore made by such Pledgor; or (y) to add an additional Subsidiary as a Pledgor, if signed by that additional Subsidiary.
(ii)    Section 21 of the Subsidiary Guaranty Agreement is amended by (a) inserting the phrase “or permitted” immediately before the phrase “pursuant to the Credit Agreement to become a Guarantor” and (b) inserting the word “substantially” immediately before the phrase “in the form of Annex 1”.
(iii)    The fourth paragraph of the Annex to the Subsidiary Guaranty Agreement is amended by (a) inserting the phrase “or permitted” immediately before the phrase “pursuant to the Credit Agreement to become a Guarantor” and (b) inserting the word “substantially” immediately before the phrase “in the form of this Supplement”.
5.    Ratification and Reaffirmation. Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement, the Security Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. As of the date hereof and giving effect to the modifications and amendments hereunder, Borrowers and Guarantors hereby reaffirm and restate each and every warranty and representation set forth in any Loan Document, in each case except to the extent such warranty or representation expressly relates to an earlier date.
6.    Reaffirmation of Guaranty. Guarantors hereby ratify, confirm, reaffirm and covenant that the Subsidiary Guaranty Agreement which they have executed is validly existing and binding against each of them under the terms of such Subsidiary Guaranty Agreement. Guarantors hereby reaffirm and restate, as of the date hereof and giving effect to the modifications and amendments hereunder, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement, and specifically reaffirm that each of their obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement, the Security Agreement and the Subsidiary Guaranty Agreement as amended hereby.

7.    No Novation. The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as be herein modified and amended.
8.    Release. For purposes of this Paragraph 8, the term “Borrower Parties” shall mean Borrowers and Guarantors collectively and the term “Lender Parties” shall mean Administrative Agent, Lenders and Issuing Bank, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney in fact, attorney at law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower and each Guarantor hereby acknowledges, represents and agrees: that, as of the date hereof, Borrowers and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the Subsidiary Guaranty Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that Borrowers or Guarantors may be deemed to have any Loan Related Claims as of the date hereof, Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers and Guarantors; that Borrowers and Guarantors shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers and Guarantors shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities and related reasonable expenses (including reasonable fees, charges and disbursements of any counsel for any Lender Parties) suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto, provided that such indemnity shall not, as to any Lender Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (i) the gross negligence or willful misconduct of such Lender Parties or (ii) a claim brought by any Borrower or Guarantor against any Lender Parties for breach in bad faith of such Lender Parties’ obligations under any Loan Document. Notwithstanding the foregoing provisions of this Paragraph 8, Borrowers and Guarantors make no such releases, representations, warranties, standstills or agreements with respect to any future Loan Related Claims.
9.    Authority. Each Borrower and Guarantor hereby represents and warrants that the execution, delivery and performance of this Amendment by it has been duly authorized by all necessary actions of each Borrower and Guarantor, and do not and will not violate any provision of law, or any writ, order or decree of any court or governmental authority or agency or any provision of the organizational documents of any Borrower or Guarantor, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of any Borrower or Guarantor pursuant to, any law, regulation, instrument or agreement to which any Borrower or Guarantor is a party or by which any Borrower or any Guarantor or any of their respective properties may be subject, bound or affected.
10.    No Waiver or Implication. Borrowers and Guarantors hereby agree that, except as contemplated by the clarifying amendments to the Credit Agreement effected by this Amendment, nothing herein shall constitute a waiver by Administrative Agent or any Lender of any default, whether known or unknown, which may now exist under the Credit Agreement or any other Loan Document. Borrowers and Guarantors hereby further agree that no action, inaction or agreement by Administrative Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which is now occurring or is being granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent or any Lender. Borrowers and Guarantors hereby acknowledge and agree that Administrative Agent and Lenders have made no agreement, and are in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.
11.    No Release of Collateral Borrowers and Guarantors further acknowledge and agree that (except as contemplated by the amendment herein to the definition of “Excluded Assets” contained in the Security Agreement): (x) this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans; and (y) all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.
12.    Strict Compliance. Except as expressly modified hereby, Borrowers and Guarantors are hereby notified that Administrative Agent, the Issuing Bank and the Lenders demand that Borrowers and Guarantors strictly comply with the terms of this Amendment, the Credit Agreement and the other Loan Documents, in each case, as amended hereby. This notice evidences the intent of Administrative Agent, the Issuing Bank and the Lenders to rely on the exact terms of this Amendment and the Credit Agreement and the other Loan Documents, in each case, as amended hereby.
13.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.
14.    Headings. The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
15.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantors, Administrative Agent, Lenders, Issuing Bank and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.
(Signatures on following pages)

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.
Borrowers:

PRGX GLOBAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

Guarantors:

PRGDS, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGFS, INC., a Delaware corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

PRG INTERNATIONAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX ASIA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX AUSTRALIA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX BELGIUM, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX BRASIL, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX CANADA, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX EUROPE, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX FRANCE, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX GERMANY, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX MEXICO, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX NETHERLANDS, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX NEW ZEALAND, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX PORTUGAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX SCANDINAVIA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX SPAIN, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX SWITZERLAND, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX TEXAS, INC., a Texas corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX COMMERCIAL LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Administrative Agent, Lender and
Issuing Bank:

SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank

By: /s/ JC Boyanton
Name: JC Boyanton
Title: Senior Vice President

(End of signatures)

SCHEDULE I

COMMITMENT AMOUNTS

From and after the Tenth Amendment Date and until the Revolving Commitment Reduction Date:

Lender	Revolving Commitment Amount
SunTrust Bank	$35,000,000

From and after the Revolving Commitment Reduction Date:

Lender	Revolving Commitment Amount
SunTrust Bank	$30,000,000
SCHEDULE III

APPLICABLE MARGIN AND APPLICABLE PERCENTAGE

Pricing Level	Leverage Ratio	Applicable Margin for LIBOR Index Rate Loans	Applicable Margin for Base Rate Loans	Applicable Percentage for Commitment Fee
I	Less than 1.25:1.00	2.25% per annum	1.25% per annum	0.250% per annum
II	Greater than or equal to 1.25:1.00 but less than 1.75:1.00	2.50% per annum	1.50% per annum	0.375% per annum
III	Greater than or equal to 1.75:1.00	2.75% per annum	1.75% per annum	0.375% per annum